UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06669

Name of Fund:    BlackRock Capital Appreciation Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.42	4.29
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

Positions within information technology (“IT”) and energy were the prime detractors from the Fund’s relative performance. In particular, holdings in oil, gas & consumable fuels hampered results in energy, while hardware, software and internet software & services were the main sources of weakness in IT.

•

The Fund’s IT holdings, especially internet- and social media-based players, were acutely affected by the rotation out of high-growth stocks in March and April 2014. The reversal exacted the greatest toll on the strongest performers of 2013, a number of which were held in the Fund. In the hardware and software segments, relative underperformance was the result of an underweight in Apple, Inc. and a lack of any exposure to Microsoft Corp., as both stocks posted strong gains in the period.

•

Additional individual detractors included Chinese online media company SINA Corp. and energy holding Laredo Petroleum, Inc. SINA shares lost ground amid a confluence of factors early in 2014, including growth concerns in China; the broader spring sell-off in high-growth technology names; worries about both user growth for the company’s social media platform Weibo and 2014 margins; and, finally, the turmoil in emerging markets. The stock was sold by the end of the period. Laredo Petroleum underperformed as the company had execution missteps with respect to its shift to a horizontal drilling program in the Permian shale basin, which created unexpected production delays and a slight overrun in costs. The stock came under further pressure from the decline in crude oil prices in the latter part of the reporting period.

•

Conversely, on a sector basis, the Fund’s positioning in health care was the principal positive contributor to performance relative to the benchmark, with notable strength within biotechnology and pharmaceuticals. A significant underweight in consumer staples also proved advantageous, as did selections within financials.

•	Biotechnology holding United Therapeutics Corp. was the largest individual contributor. The company’s shares increased early in the reporting period following approval by the Food and Drug Administration for the oral version of its treatment for pulmonary arterial hypertension. More recently, the stock increased after the company received a favorable ruling in its patent infringement lawsuit against competitor Sandoz.

•

Additional individual contributors included pharmaceutical firm Allergan, Inc., Chinese web services company Baidu, Inc. and online travel retailer Expedia, Inc. Allergan shares rose amid Valeant Pharmaceuticals International, Inc.’s bid for the company. Baidu advanced on strong mobile growth and better-than-expected margins, which fueled well above-consensus earnings for the second quarter. The company also provided a third-quarter revenue outlook that was higher than expected. Finally, Expedia outperformed as the company benefited from robust global demand and the continued consumer trend toward booking travel via online and mobile channels.

Describe recent portfolio activity.

•

On a sector basis, the Fund’s weighting in health care significantly increased, most notably in biotechnology and pharmaceuticals. The allocation to IT increased as well, mainly within the hardware segment. The Fund’s weighting in industrials decreased, particularly in aerospace & defense and industrial conglomerates. Exposure to consumer discretionary also declined, largely in the media and textiles, apparel & luxury goods industries.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of Durable Growth¹ holdings (sustainable business models, more mature in their life cycle) and Superior Growth¹ holdings (industry leaders gaining market share, with long-term persistent advantages and untapped growth opportunities), supplemented by a small number of Periodic Growth¹ names (businesses that thrive in expanding economies, but where margins are volatile). The Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in health care, followed by IT and consumer discretionary. The most notable underweight continued to be in consumer staples.

[1]

The terms Superior Growth, Durable Growth and Periodic Growth are used, in this context, to denote three distinct categories of growth stocks as viewed by the investment adviser. They are not indicators of individual security performance or performance of the strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Fund Summary as of September 30, 2014

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	5%
AbbVie, Inc.	4
Apple Inc.	4
Facebook, Inc., Class A	4
Visa, Inc., Class A	4
Valeant Pharmaceuticals International, Inc.	3
Yahoo!, Inc.	3
Twenty-First Century Fox, Inc., Class A	3
United Therapeutics Corp.	3
salesforce.com, Inc.	3

Sector Allocation	Percent of Long-Term Investments

Information Technology	34%
Consumer Discretionary	23
Health Care	23
Industrials	8
Financials	5
Energy	4
Consumer Staples	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.41%	15.70%	N/A	12.98%	N/A	8.23%	N/A
Institutional	5.35	15.60	N/A	12.87	N/A	8.09	N/A
Investor A	5.21	15.29	9.23%	12.55	11.34%	7.78	7.20%
Investor B	4.76	14.15	9.81	11.46	11.19	7.07	7.07
Investor C	4.80	14.39	13.43	11.64	11.64	6.99	6.99
Class R	5.08	14.96	N/A	12.20	N/A	7.39	N/A
Russell 1000® Growth Index	6.69	19.15	N/A	16.50	N/A	8.94	N/A
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	8.11	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,054.10	$3.71	$1,000.00	$1,021.46	$3.65	0.72%
Institutional	$1,000.00	$1,053.50	$4.07	$1,000.00	$1,021.11	$4.00	0.79%
Investor A	$1,000.00	$1,052.10	$5.45	$1,000.00	$1,019.75	$5.37	1.06%
Investor B	$1,000.00	$1,047.60	$10.06	$1,000.00	$1,015.24	$9.90	1.96%
Investor C	$1,000.00	$1,048.00	$9.55	$1,000.00	$1,015.74	$9.40	1.86%
Class R	$1,000.00	$1,050.80	$6.79	$1,000.00	$1,018.45	$6.68	1.32%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to June 28, 2010, BlackRock Shares performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares performance results are those of the Institutional Shares of the Predecessor Fund restated to reflect Institutional Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to June 28, 2010, Class R Shares performance results are those of the Institutional Shares of the

Predecessor Fund (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to June 28, 2010 is based on performance of the Predecessor Fund, that reorganized with the Fund on that date.

Performance for the Fund for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Predecessor Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.8%
Precision Castparts Corp.	283,794	$67,225,123
Airlines — 1.1%
American Airlines Group, Inc.	1,169,390	41,489,957
Auto Components — 0.9%
Delphi Automotive PLC	535,767	32,863,948
Biotechnology — 9.6%
Biogen Idec, Inc. (a)	160,617	53,133,710
Gilead Sciences, Inc. (a)	413,587	44,026,336
Regeneron Pharmaceuticals, Inc. (a)	279,930	100,920,364
United Therapeutics Corp. (a)	884,726	113,820,000
Vertex Pharmaceuticals, Inc. (a)	409,161	45,952,872

		357,853,282
Chemicals — 0.5%
Monsanto Co.	166,800	18,766,668
Consumer Finance — 1.4%
Discover Financial Services	834,536	53,735,773
Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc., Class B (a)	223,183	30,830,500
Moody’s Corp.	596,374	56,357,343

		87,187,843
Electrical Equipment — 1.6%
Emerson Electric Co.	478,562	29,948,410
SolarCity Corp. (a)(b)	475,278	28,326,569

		58,274,979
Energy Equipment & Services — 1.3%
Schlumberger Ltd.	468,785	47,670,747
Food & Staples Retailing — 0.6%
CVS Health Corp.	286,544	22,806,037
Food Products — 1.1%
Mondelez International, Inc., Class A	1,235,412	42,331,392
Health Care Equipment & Supplies — 0.9%
Intuitive Surgical, Inc. (a)	68,727	31,739,503
Health Care Providers & Services — 1.3%
Express Scripts Holding Co. (a)	691,431	48,835,772
Health Care Technology — 0.3%
Athenahealth, Inc. (a)	69,068	9,095,565
Hotels, Restaurants & Leisure — 4.4%
McDonald’s Corp.	442,613	41,964,138
Starbucks Corp.	785,316	59,259,945
Wynn Resorts Ltd.	344,796	64,504,436

		165,728,519
Internet & Catalog Retail — 6.4%
Netflix, Inc. (a)	171,511	77,382,333
The Priceline Group, Inc. (a)	54,063	62,636,311
TripAdvisor, Inc. (a)(b)	778,715	71,190,125

Common Stocks	Shares	Value
Internet & Catalog Retail (concluded)
Vipshop Holdings Ltd. — ADR (a)	150,249	$28,398,563

		239,607,332
Internet Software & Services — 18.9%
Alibaba Group Holding Ltd. (a)	655,348	58,227,670
Alibaba Group Holding Ltd. — ADR (a)	20,800	1,848,080
Baidu, Inc. — ADR (a)	446,496	97,438,822
Facebook, Inc., Class A (a)	1,810,792	143,125,000
Google, Inc., Class A (a)	310,211	182,531,254
LinkedIn Corp., Class A (a)	485,072	100,793,111
Yahoo!, Inc. (a)(b)	2,968,394	120,962,055

		704,925,992
IT Services — 5.7%
Alliance Data Systems Corp. (a)	306,632	76,127,527
Visa, Inc., Class A	635,876	135,676,862

		211,804,389
Machinery — 0.7%
Pentair PLC	414,280	27,131,197
Media — 10.3%
Comcast Corp., Class A	1,287,048	69,217,441
Liberty Global PLC, Series A (a)(b)	2,307,891	98,177,683
Time Warner, Inc.	386,991	29,105,593
Twenty-First Century Fox, Inc., Class A	3,328,092	114,120,275
The Walt Disney Co.	838,900	74,687,267

		385,308,259
Oil, Gas & Consumable Fuels — 3.0%
Concho Resources, Inc. (a)	341,085	42,768,648
Gulfport Energy Corp. (a)	579,125	30,925,275
Laredo Petroleum, Inc. (a)(b)	852,604	19,106,856
Range Resources Corp.	294,248	19,952,957

		112,753,736
Pharmaceuticals — 10.4%
AbbVie, Inc.	2,883,828	166,569,905
Allergan, Inc.	272,104	48,486,212
Perrigo Co. PLC	309,602	46,499,124
Valeant Pharmaceuticals International, Inc. (a)	976,416	128,105,779

		389,661,020
Real Estate Investment Trusts (REITs) — 1.1%
Crown Castle International Corp.	494,770	39,843,828
Road & Rail — 2.5%
Union Pacific Corp.	869,627	94,284,959
Software — 4.5%
salesforce.com, Inc. (a)	1,835,375	105,589,124
VMware, Inc., Class A (a)(b)	643,065	60,345,220

		165,934,344

Portfolio Abbreviations
ADR	American Depositary Receipts
JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 1.0%
The Home Depot, Inc.	421,193	$38,640,246
Technology Hardware, Storage & Peripherals — 4.3%
Apple Inc.	1,585,383	159,727,337
Wireless Telecommunication Services — 0.8%
SoftBank Corp.	422,800	29,532,113
Total Common Stocks — 98.7%		3,684,759,860

Preferred Securities
Preferred Stocks
Software — 0.8%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542) (a)(c)	5,093,400	31,222,542

		Value
Total Long-Term Investments (Cost — $3,014,467,163) — 99.5%		$3,715,982,402

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$93,425	93,425,140
Total Short-Term Securities (Cost — $93,425,140) — 2.5%		93,425,140
Total Investments (Cost — $3,107,892,303) — 102.0%		3,809,407,542
Liabilities in Excess of Other Assets — (2.0)%		(74,477,820)

Net Assets — 100.0%		$3,734,929,722

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $31,222,542 and an original cost of $31,222,542 which was 0.8% of its net assets.

(d)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$9,157
BlackRock Liquidity Series, LLC, Money Market Series	$234,256,943	$(140,831,803)	$93,425,140	$420,729

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	20,898,950	JPY	2,193,531,618	BNP Paribas S.A.	10/22/14	$895,412

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Schedule of Investments (concluded)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$67,225,123	—	—	$67,225,123
Airlines	41,489,957	—	—	41,489,957
Auto Components	32,863,948	—	—	32,863,948
Biotechnology	357,853,282	—	—	357,853,282
Chemicals	18,766,668	—	—	18,766,668
Consumer Finance	53,735,773	—	—	53,735,773
Diversified Financial Services	87,187,843	—	—	87,187,843
Electrical Equipment	58,274,979	—	—	58,274,979
Energy Equipment & Services	47,670,747	—	—	47,670,747
Food & Staples Retailing	22,806,037	—	—	22,806,037
Food Products	42,331,392	—	—	42,331,392
Health Care Equipment & Supplies	31,739,503	—	—	31,739,503
Health Care Providers & Services	48,835,772	—	—	48,835,772
Health Care Technology	9,095,565	—	—	9,095,565
Hotels, Restaurants & Leisure	165,728,519	—	—	165,728,519
Internet & Catalog Retail	239,607,332	—	—	239,607,332
Internet Software & Services	704,925,992	—	—	704,925,992
IT Services	211,804,389	—	—	211,804,389
Machinery	27,131,197	—	—	27,131,197
Media	385,308,259	—	—	385,308,259
Oil, Gas & Consumable Fuels	112,753,736	—	—	112,753,736
Pharmaceuticals	389,661,020	—	—	389,661,020
Real Estate Investment Trusts (REITs)	39,843,828	—	—	39,843,828
Road & Rail	94,284,959	—	—	94,284,959
Software	165,934,344	—	—	165,934,344
Specialty Retail	38,640,246	—	—	38,640,246
Technology Hardware, Storage & Peripherals	159,727,337	—	—	159,727,337
Wireless Telecommunication Services	—	$29,532,113	—	29,532,113
Preferred Securities:
Software	—	—	$31,222,542	31,222,542
Short-Term Securities	—	93,425,140	—	93,425,140
Total	$3,655,227,747	$122,957,253	$31,222,542	$3,809,407,542

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$895,412	—	$895,412
[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Collateral on securities loaned at value	—	$(93,425,140)	—	$(93,425,140)
Bank overdraft	—	(3,150,506)	—	(3,150,506)
Total	—	$(96,575,646)	—	$(96,575,646)

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	11

Statement of Assets and Liabilities

September 30, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $90,310,445) (cost — $3,014,467,163)	$3,715,982,402
Investments at value — affiliated (cost — $93,425,140)	93,425,140
Investments sold receivable	99,356,220
Capital shares sold receivable	2,287,391
Dividends receivable — unaffiliated	1,737,166
Dividends receivable — affiliated	296
Unrealized appreciation on forward foreign currency exchange contracts	895,412
Receivable from Manager	33,582
Securities lending income receivable — affiliated	23,144
Prepaid expenses	85,285

Total assets	3,913,826,038

Liabilities
Bank overdraft	3,150,506
Collateral on securities loaned at value	93,425,140
Investments purchased payable	68,744,621
Capital shares redeemed payable	8,987,650
Investment advisory fees payable	1,922,999
Service and distribution fees payable	936,352
Other affiliates payable	118,675
Officer’s and Directors’ fees payable	16,846
Other accrued expenses payable	1,593,527

Total liabilities	178,896,316

Net Assets	$3,734,929,722

Net Assets Consist of
Paid-in capital	$2,316,544,560
Accumulated net investment loss	(895,413)
Accumulated net realized gain	716,870,220
Net unrealized appreciation/depreciation	702,410,355

Net Assets	$3,734,929,722

Net Asset Value
BlackRock — Based on net assets of $395,386,617 and 13,449,092 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$29.40

Institutional — Based on net assets of $878,300,782 and 29,932,160 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$29.34

Investor A — Based on net assets of $1,729,475,276 and 61,582,222 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$28.08

Investor B — Based on net assets of $16,844,479 and 715,324 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$23.55

Investor C — Based on net assets of $634,175,681 and 26,634,650 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$23.81

Class R — Based on net assets of $80,746,887 and 3,197,387 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$25.25

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Statement of Operations

Year Ended September 30, 2014

Investment Income
Dividends — unaffiliated	$28,939,279
Other income — affiliated	467,132
Securities lending — affiliated — net	420,729
Dividends — affiliated	9,157
Foreign taxes withheld	(55,153)

Total income	29,781,144

Expenses
Investment advisory	24,897,126
Service and distribution — Investor A	4,530,163
Service and distribution — Investor B	215,308
Service and distribution — Investor C	6,370,432
Service and distribution — Class R	442,818
Transfer agent — BlackRock	587,282
Transfer agent — Institutional	1,406,711
Transfer agent — Investor A	3,081,258
Transfer agent — Investor B	98,697
Transfer agent — Investor C	1,367,070
Transfer agent — Class R	160,748
Administration	499,999
Custodian	206,480
Professional	182,899
Registration	120,185
Officer and Directors	69,820
Printing	62,982
Miscellaneous	90,104

Total expenses	44,390,082
Less fees waived by Manager	(19,724)
Less transfer agent fees waived — BlackRock	(2,612)
Less transfer agent fees reimbursed — BlackRock	(193,332)

Total expenses after fees waived and reimbursed	44,174,414

Net investment loss	(14,393,270)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	808,776,191
Foreign currency transactions	(1,545,006)

807,231,185

Net change in unrealized appreciation/depreciation on:
Investments	(203,652,420)
Foreign currency translations	950,799

(202,701,621)

Net realized and unrealized gain	604,529,564

Net Increase in Net Assets Resulting from Operations	$590,136,294

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	13

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income (loss)	$(14,393,270)	$9,047,628
Net realized gain	807,231,185	1,021,125,421
Net change in unrealized appreciation/depreciation	(202,701,621)	(335,982,316)

Net increase in net assets resulting from operations	590,136,294	694,190,733

Distributions to Shareholders From[1]
Net investment income:
BlackRock	—	(7,219,609)
Institutional	—	(9,017,557)
Investor A	—	(3,763,148)
Net realized gain:
BlackRock	(75,564,333)	—
Institutional	(140,169,800)	—
Investor A	(262,649,073)	—
Investor B	(3,890,530)	—
Investor C	(99,584,571)	—
Class R	(14,352,101)	—

Decrease in net assets resulting from distributions to shareholders	(596,210,408)	(20,000,314)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(404,447,902)	(1,902,976,968)

Net Assets
Total decrease in net assets	(410,522,016)	(1,228,786,549)
Beginning of year	4,145,451,738	5,374,238,287

End of year	$3,734,929,722	$4,145,451,738

Accumulated net investment loss, end of year	$(895,413)	$(599,793)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Financial Highlights

	BlackRock
	Year Ended September 30,
	2014	2013	2012	2011	2010[1]
Per Share Operating Performance
Net asset value, beginning of year	$29.44	$25.11	$20.25	$20.86	$18.72

Net investment income[2]	0.00 [3]	0.16	0.14	0.07	0.05
Net realized and unrealized gain (loss)	4.24	4.35	4.72	(0.68)	2.16

Net increase (decrease) from investment operations	4.24	4.51	4.86	(0.61)	2.21

Distributions from:[4]
Net investment income	—	(0.18)	—	—	(0.07)
Net realized gain	(4.28)	—	—	—	—

Total distributions	(4.28)	(0.18)	—	—	(0.07)

Net asset value, end of year	$29.40	$29.44	$25.11	$20.25	$20.86

Total Return[5]
Based on net asset value	15.70%	18.12%	24.00%	(2.92)%	11.93%

Ratios to Average Net Assets
Total expenses	0.76%	0.79%	0.77%	0.76%	0.87%

Total expenses after fees waived, reimbursed and paid indirectly	0.72%	0.72%	0.72%	0.72%	0.72%

Net investment income	0.01%	0.63%	0.60%	0.28%	0.25%

Supplemental Data
Net assets, end of year (000)	$395,387	$523,231	$1,010,259	$883,370	$292,967

Portfolio turnover rate	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.80500157.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	15

Financial Highlights (continued)

	Institutional
	Year Ended September 30,				Period June 28, 2010[1] to September 30, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$29.39	$25.06	$20.24	$20.86	$19.39

Net investment income (loss)[2]	(0.02)	0.13	0.11	0.05	0.01
Net realized and unrealized gain (loss)	4.23	4.35	4.71	(0.67)	1.46

Net increase (decrease) from investment operations	4.21	4.48	4.82	(0.62)	1.47

Distributions from:[3]
Net investment income	—	(0.15)	—	—	—
Net realized gain	(4.26)	—	—	—	—

Total distributions	(4.26)	(0.15)	—	—	—

Net asset value, end of period	$29.34	$29.39	$25.06	$20.24	$20.86

Total Return[4]
Based on net asset value	15.60%	17.99%	23.81%	(2.97)%	7.58%[5]

Ratios to Average Net Assets
Total expenses	0.79%	0.83%	0.84%	0.78%	0.80%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.79%	0.83%	0.84%	0.78%	0.80%[6]

Net investment income (loss)	(0.06)%	0.51%	0.48%	0.21%	0.08%[6]

Supplemental Data
Net assets, end of period (000)	$878,301	$1,043,889	$1,514,881	$1,025,307	$728,129

Portfolio turnover rate	100%	134%	77%	81%	71%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2014	2013	2012	2011	2010[1]
Per Share Operating Performance
Net asset value, beginning of year	$28.31	$24.11	$19.51	$20.17	$18.12

Net investment income (loss)[2]	(0.09)	0.04	0.05	(0.02)	(0.04)
Net realized and unrealized gain (loss)	4.06	4.21	4.55	(0.64)	2.09

Net increase (decrease) from investment operations	3.97	4.25	4.60	(0.66)	2.05

Distributions from:[3]
Net investment income	—	(0.05)	—	—	(0.00)[4]
Net realized gain	(4.20)	—	—	—	—

Total distributions	(4.20)	(0.05)	—	—	—

Net asset value, end of year	$28.08	$28.31	$24.11	$19.51	$20.17

Total Return[5]
Based on net asset value	15.29%	17.67%	23.58%	(3.27)%	11.37%

Ratios to Average Net Assets
Total expenses	1.07%	1.09%	1.09%	1.08%	1.15%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.07%	1.09%	1.09%	1.07%	1.13%

Net investment income (loss)	(0.33)%	0.14%	0.23%	(0.09)%	(0.21)%

Supplemental Data
Net assets, end of year (000)	$1,729,475	$1,845,224	$2,085,079	$1,848,149	$1,583,570

Portfolio turnover rate	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.79434657.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	17

Financial Highlights (continued)

	Investor B
	Year Ended September 30,
	2014	2013	2012	2011	2010[1]
Per Share Operating Performance
Net asset value, beginning of year	$24.40	$20.95	$17.13	$17.87	$16.18

Net investment loss[2]	(0.32)	(0.17)	(0.14)	(0.20)	(0.18)
Net realized and unrealized gain (loss)	3.47	3.62	3.96	(0.54)	1.87

Net increase (decrease) from investment operations	3.15	3.45	3.82	(0.74)	1.69

Distributions from net realized gain[3]	(4.00)	—	—	—	—

Net asset value, end of year	$23.55	$24.40	$20.95	$17.13	$17.87

Total Return[4]
Based on net asset value	14.15%	16.47%	22.30%	(4.14)%	10.34%

Ratios to Average Net Assets
Total expenses	2.10%	2.16%	2.04%	1.99%	2.01%[5]

Total expenses after fees waived, reimbursed and paid indirectly	2.10%	2.16%	2.04%	1.99%	2.00%

Net investment loss	(1.37)%	(0.79)%	(0.72)%	(1.01)%	(1.10)%

Supplemental Data
Net assets, end of year (000)	$16,844	$26,552	$60,559	$96,030	$171,808

Portfolio turnover rate	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.81383276.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010[1]
Per Share Operating Performance
Net asset value, beginning of year	$24.64	$21.11	$17.23	$17.96	$16.25

Net investment loss[2]	(0.26)	(0.15)	(0.12)	(0.19)	(0.17)
Net realized and unrealized gain (loss)	3.49	3.68	4.00	(0.54)	1.88

Net increase (decrease) from investment operations	3.23	3.53	3.88	(0.73)	1.71

Distributions from net realized gain[3]	(4.06)	—	—	—	—

Net asset value, end of year	$23.81	$24.64	$21.11	$17.23	$17.96

Total Return[4]
Based on net asset value	14.39%	16.72%	22.52%	(4.07)%	10.52%

Ratios to Average Net Assets
Total expenses	1.86%	1.90%	1.92%	1.91%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.86%	1.90%	1.92%	1.91%	1.94%

Net investment loss	(1.12)%	(0.68)%	(0.60)%	(0.93)%	(1.04)%

Supplemental Data
Net assets, end of year (000)	$634,176	$613,338	$586,862	$552,456	$608,137

Portfolio turnover rate	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.81539389.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	19

Financial Highlights (concluded)

	Class R
	Year Ended September 30,				Period June 28, 2010[1] to September 30, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$25.86	$22.03	$17.88	$18.56	$17.28

Net investment loss[2]	(0.15)	(0.03)	(0.01)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	3.68	3.86	4.16	(0.59)	1.31

Net increase (decrease) from investment operations	3.53	3.83	4.15	(0.68)	1.28

Distributions from net realized gain[3]	(4.14)	—	—	—	—

Net asset value, end of period	$25.25	$25.86	$22.03	$17.88	$18.56

Total Return[4]
Based on net asset value	14.96%	17.39%	23.21%	(3.66)%	7.41%[5]

Ratios to Average Net Assets
Total expenses	1.33%	1.38%	1.39%	1.40%	1.44%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.33%	1.38%	1.39%	1.40%	1.43%[6]

Net investment loss	(0.59)%	(0.13)%	(0.07)%	(0.42)%	(0.55)%[6]

Supplemental Data
Net assets, end of period (000)	$80,747	$93,218	$116,598	$87,400	$74,677

Portfolio turnover rate	100%	134%	77%	81%	71%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	21

Notes to Financial Statements (continued)

Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	23

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA as of September 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$50,880,743	$(50,880,743)	—
J.P. Morgan Securities LLC	14,592,466	(14,592,466)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,345,138	(4,345,138)	—
Morgan Stanley & Co. LLC	16,616,773	(16,616,773)	—
UBS Securities LLC	3,875,325	(3,875,325)	—
Total	$90,310,445	$(90,310,445)	—

[1]

Collateral with a value of $93,425,140 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Value of Derivative Financial Instruments as of September 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$895,412	—

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2014
	Net Realized Loss From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(1,604,000)	$956,953

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	1
Average number of contracts - USD sold	5	[1]
Average USD amounts purchased	$54,860,340
Average USD amounts sold	$150,085,891	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting agreements, if any, in the Statement of Assets and Liabilities.

As of September 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$895,412	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$895,412	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$895,412	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of September 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP Paribas S.A.	$895,412	—	—	—	$895,412

1	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	25

Notes to Financial Statements (continued)

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion - $1.5 Billion	0.625%
$1.5 Billion - $5 Billion	0.600%
$5 Billion - $7.5 Billion	0.575%
Greater than $7.5 Billion	0.550%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Fund paid $457,775 to the affiliates of BlackRock in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

BlackRock	$2,927
Institutional	1,554
Investor A	75,202
Investor B	2,728
Investor C	8,718
Class R	68
Total	$91,197

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

BlackRock	0.72%
Investor C	1.94%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2024 unless approved by the Board, including a majority of the Independent Directors. On February 1 of each year, the waiver will renew automatically, so that the agreement will have a perpetual ten-year term. These amounts waived or reimbursed are shown as transfer agent fees waived — BlackRock and transfer agent fees reimbursed — BlackRock, respectively, in the Statement of Operations.

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $162,376.

For the year ended September 30, 2014, affiliates received CDSCs relating to transactions in Investor A, Investor B, and Investor C Shares of $3,705, $4,448 and $45,102, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2014, the Fund paid BIM $176,465 for securities lending agent services.

The Fund recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $467,132, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $3,123,610.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014, were $4,002,617,002 and $5,045,755,480, respectively.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	27

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to foreign currency transactions and a net operating loss were reclassified to the following accounts:

Accumulated net investment loss	$14,097,650
Accumulated net realized gain	$(14,097,650)

The tax character of distributions paid was as follows:

	9/30/14	9/30/13
Ordinary income	$28,551,846	$20,000,314
Long-term capital gains	567,658,562	—

Total	$596,210,408	$20,000,314

As of September 30, 2014, the tax components of undistributed net earnings were as follows:

Undistributed ordinary income	$210,640,308
Undistributed long-term capital gains	515,915,779
Net unrealized gains[1]	691,829,075

Total	$1,418,385,162

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized losses on certain foreign currency contracts.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal tax purposes were as follows:

Tax cost	$3,117,578,171

Gross unrealized appreciation	$722,606,477
Gross unrealized depreciation	(30,777,106)

Net unrealized appreciation	$691,829,371

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of September 30, 2014, the Fund invested a significant portion of its assets in securities in the information technology, consumer discretionary, and health care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	5,358,588	$154,298,100	6,067,970	$157,217,180
Shares issued in reinvestment of distributions	2,689,621	72,700,462	231,493	5,664,624
Shares redeemed	(12,371,182)	(358,497,033)	(28,761,646)	(755,420,209)

Net decrease	(4,322,973)	$(131,498,471)	(22,462,183)	$(592,538,405)

Institutional
Shares sold	5,738,124	$165,084,421	10,041,428	$256,301,600
Shares issued in reinvestment of distributions	4,721,193	127,424,932	342,733	8,383,032
Shares redeemed	(16,043,989)	(466,063,292)	(35,326,262)	(908,126,351)

Net decrease	(5,584,672)	$(173,553,939)	(24,942,101)	$(643,441,719)

Investor A
Shares sold and automatic conversion of shares	8,582,598	$236,023,544	10,753,603	$270,760,484
Shares issued in reinvestment of distributions	9,416,838	243,798,760	61,616	1,454,138
Shares redeemed	(21,590,773)	(594,610,045)	(32,137,874)	(796,967,727)

Net decrease	(3,591,337)	$(114,787,741)	(21,322,655)	$(524,753,105)

Investor B
Shares sold	42,385	$994,554	170,233	$3,626,143
Shares issued in reinvestment of distributions	158,330	3,464,260	—	—
Shares redeemed and automatic conversion of shares	(573,414)	(13,427,564)	(1,972,209)	(42,960,677)

Net decrease	(372,699)	$(8,968,750)	(1,801,976)	$(39,334,534)

Investor C
Shares sold	3,854,305	$90,562,928	3,653,323	$80,826,231
Shares issued in reinvestment of distributions	4,012,867	88,643,465	—	—
Shares redeemed	(6,121,344)	(143,992,294)	(6,565,835)	(144,702,724)

Net increase (decrease)	1,745,828	$35,214,099	(2,912,512)	$(63,876,493)

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	29

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class R
Shares sold	875,379	$21,787,376	1,122,325	$25,759,328
Shares issued in reinvestment of distributions	614,635	14,339,430	—	—
Shares redeemed	(1,897,301)	(46,979,906)	(2,809,431)	(64,792,040)

Net decrease	(407,287)	$(10,853,100)	(1,687,106)	$(39,032,712)

Total Net Decrease	(12,533,140)	$(404,447,902)	(75,128,533)	$(1,902,976,968)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation Fund, Inc. (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended September 30, 2014:

Payable Date	12/16/2013
Qualified Dividend Income for Individuals[1]	27.28%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	25.35%
Qualified Short-Term Capital Gains for non-U.S. Residents[2]	100.00%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $3.998302 per share to shareholders of record on December 10, 2013.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	31

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Capital Appreciation Fund, Inc. (the “Fund”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC, with respect to the Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

32	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	33

Disclosure of Investment Advisory Agreement (continued)

consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board noted the Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile, high growth holdings in favor of more defensive dividend yielding companies. The decision to position the portfolio aggressively in 2011 and maintain the aggressive positioning throughout the year and into 2012 was very costly, as avoiding risk and playing defense was the recipe for outperformance. Through 2011 and the first half of 2012, the Fund experienced relative stock selection weakness across all sectors, as within each sector the Fund maintained a bias toward riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance. BlackRock and the Board previously had concurred, given the Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

34	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartile, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	35

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc, (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

36	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	37

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]    The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

38	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014	39

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-9/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$36,763	$36,763	$0	$0	$12,850	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$12,850	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: December 2, 2014